UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2010
Commission File Number: 0-07914
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items

On December 16, 2010, Earthstone Energy, Inc., formerly Basic Earth Science Systems, Inc. (the "Company") issued a press release announcing the status of three new Bakken wells that were in the planning stage in September when the wells were disclosed at the Company's Annual Shareholder Meeting.  These wells are located in the McKenzie County of North Dakota and include; the Fossum 15-35H located in the Indian Hill Field, the Ceynar 29-32H located in the Banks Field, and the Mondak Federal 24X-12 a horizontal well located in the Mondak Field.  Additionally, it was determined and announced that the Company has interest in the Mondak Federal 14X-11, another horizontal well located in the Mondak Field.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 - Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.

DateDecember 16, 2010	By: /s/ Ray Singleton
Ray Singleton, President